                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of Report: September 14, 2000
(Date of earliest event reported)

Commission File No.: 333-04272


                Deutsche Mortgage & Asset Receiving Corporation
               (Exact name of registrant as specified in its charter)

Delaware                                 04-03310019
------------------------------------------------------------------------------
(State or Other Jurisdiction             (I.R.S. Employer Identification No.)
of Incorporation)


One International Place - Room 520, Boston, Massachusetts             02110
------------------------------------------------------------------------------
(Address of Principal Executive Office)                             (Zip Code)



                                 (617) 951-7690
------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

ITEM 5. Other Events.



        Attached as Exhibit 99.1 to this Current Report are certain materials (the "Computational Materials") furnished to the Registrant by Deutsche Securities Inc., J.P. Morgan Securities Inc. and Chase Securities Inc. (the "Underwriters"), the underwriters in respect of the Registrant's Commercial Mortgage Pass-Through Certificates, Series COMM 2000-C1 (the "Certificates"). The Certificates are being offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus" ), which will be filed with the Commission pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended (the "Act"). The Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (No. 333-08328) (the "Registration Statement"). The Registrant hereby incorporates the Computational Materials by reference in the Registration Statement.

         The Computational Materials were prepared solely by the Underwriters, and the Registrant did not prepare or participate in the preparation of the Computational Materials.

         Any statement of information contained in the Computational Materials shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)     Exhibits

        Exhibit No.                     Description
        -----------                     -----------
        99.1                            Computational Materials

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                               DEUTSCHE MORTGAGE & ASSET
                                                  RECEIVING CORPORATION


                                            By: /s/ R. Douglas Donaldson
                                                -------------------------------
                                                Name:   R. DOUGLAS DONALDSON
                                                Title:  Treasurer

Date: September 18, 2000

                               INDEX TO EXHIBITS
                               -----------------
                                                                Paper (P) or
Exhibit No.             Description                            Electronic (E)
-----------             -----------                            --------------
  99.1                  Computational Materials                     E